UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30, 2011

Date of reporting period:	May 31, 2011

Item 1. Report to Stockholders.

ASA GOLD AND PRECIOUS METALS LIMITED

ASA Gold and Precious Metals Limited – Semi-Annual Report

          ASA Gold and Precious Metals Limited (“ASA” or “the Company”) recorded an 18.17% total return based on its net asset value (NAV), including reinvested dividends, during the last twelve months. At May 31, 2011 the NAV of the Company was $33.75 per share versus $28.86 per share a year earlier. The closing price of ASA’s shares on the New York Stock Exchange (NYSE) on May 31, 2011 was $30.34, representing a share price discount to NAV of 10.1%. The share price of closed-end funds like ASA is determined by trading activity in the open market and consequently may reflect a premium to (higher than) or discount to (lower than) its underlying NAV. During the preceding twelve months, the discount has ranged from a high of 10.5% to a low of 1.7% on November 31, 2010.

          For the one-year period ended May 31, 2011, ASA’s total return based on NAV of 18.17% compares favorably to the return of 15.38% for the FTSE Gold Mines Index. ASA’s NAV outperformed the FTSE Gold Mines Index as new investments in several high-growth mining projects contributed to the portfolio’s total return. The Company’s investments in Tahoe Resources Inc. and Alacer Gold Corp. over the past year, along with a long-term investment in Anglo American plc, contributed to the Company’s outperformance. Likewise, ASA’s underweight investments (relative to the FTSE Gold Mines Index) in Newmont Mining Corporation and Barrick Gold Corporation positively contributed to the portfolio’s performance when compared to the Index. Several new positions added to the portfolio during the first half of the 2011 fiscal year, including Centamin Egypt Limited and Stornoway Diamond Corporation, have not yet positively contributed to the performance of the portfolio. However, management believes these newer positions exhibit many of the fundamentals necessary for successful project development over the long term.

          For the first six months of fiscal year 2011, ASA slightly underperformed the FTSE Gold Mines Index with a total return based on NAV of negative 1.96%, including reinvested dividends, versus a return of negative 0.86% for the FTSE Gold Mines Index. The total return of ASA’s shares as reflected on the NYSE during the same period, including reinvested dividends, was negative 10.36%, with the lower performance as compared to the NAV representing the widening of the discount at which the shares traded in the market.

          For the six month period ended May 31, 2011, ASA reported net investment income of $0.02 per share versus $0.00 per share during the six months ended May 31, 2010. During the last 12 months, the Board of

Chart 1: ASA’s Asset Allocation – May 31, 2011

Source: ASA Gold and Precious Metals Limited

Directors has declared dividends totaling $0.34 per share. The most recent dividend of $0.02 per share was paid on May 31, 2011 to shareholders of record on May 23, 2011. A number of gold producers have increased their dividend distributions in recent months as a result of the record-high cash flows being generated by the industry. ASA has been a beneficiary of this trend as reflected in the Company’s improved earnings.

Gold Bullion and Gold Mining Shares

          The first six months of the 2011 fiscal year have been highly volatile for gold and gold mining shares. Typically, the performance of gold mining shares will track and often exhibit increased leverage to changes in the gold price. However, since the market crash in late 2008, the price of gold has outperformed the gold mining shares as measured by the performance of the FTSE Gold Mines Index. During the 12 months ended May 31, 2011 gold prices increased 27.2%, while the FTSE Gold Mines Index increased 16.8%, including dividends. One reason for the poor returns from the mining shares may be attributable to the motivations of some investors. In recent months, many have invested in gold as a form of insurance or safe haven from the financial stresses affecting the broader financial markets. These investors do not desire the additional risk associated with investments in the mining shares. Another reason could be the perception by some investors that the current strength of the gold price may be unsustainable if the current accommodative financial policies of the U.S. Federal Reserve change. Also, it is typical of cyclical industries, such as mining, to exhibit a contraction in valuation multiples during periods of peak pricing. Regardless of the reason for the lower performance of the mining shares, management does not believe the continued contraction in valuation multiples is sustainable. Given the low valuations of the gold mining shares relative to the high gold price, ASA believes that the mining companies are attractively valued relative to gold bullion.

Junior Gold Companies versus the Senior Gold Producers

          During the last six months, the share price performance of the larger, senior gold producers has been disappointing with better performance witnessed in the mid-tier and junior gold companies. Chart 2 shows the performance of the Bloomberg Junior Gold Index, an index comprising small capitalized companies in the gold mining industry; the FTSE Gold Mines Index, an index comprising larger gold companies with production in excess of 300,000 ounces a year; and the spot gold price. Over the past 12 months, the index of junior miners has significantly outperformed both the gold price and the index of more senior producers. Many of the senior gold producers have suffered from the perception that they are no longer growth companies and investors, including ASA, have increased their investment weightings towards the potentially higher growth, smaller companies. However, the senior gold producers are now trading at some of the lowest valuation multiples witnessed in many years.

Chart 2: Junior Index vs. Senior Index vs. Gold Price

Source: ASA Gold and Precious Metals Limited Research

          The smaller precious metals companies often exhibit a higher level of investment risk as compared to the more seasoned and larger producers. The senior gold producers usually operate numerous gold mining assets and no single project accounts for the entire company’s value. However, the valuation of junior gold companies, many of which are located in some very difficult areas of the world, often rests with a single asset. Investors have tended to overlook the risks inherent in the smaller gold companies and have been surprised when mines were closed due to civil unrest or a change in government. ASA monitors the risk profile of many regions and seeks to understand the social and political environment in which the Company’s assets are invested.

Market Fundamentals

          The gold price has remained strong throughout the turbulence of the broader financial markets. Despite the strength in the gold price, demand for gold ETF products has declined since November of last year, as witnessed by a decline in the number of ounces held by these products globally. At the same time, demand for physical gold bars has increased, driven primarily by demand from China. In the short term, it can be difficult to determine if the growth in bar demand is a form of investment or if these bars are melted to provide material for domestic jewelry demand.

Gold Demand Trends (Tonnes)
Sector	2009	2010	YoY (%)	Q1’10	Q1’11	YoY (%)

Jewelry	1,814	2,017	11%	521	557	7%
Technology	410	466	14%	114	114	0%
Investment	1,395	1,487	7%	246	311	26%

Gold demand	3,618	3,971	10%	881	981	11%

OTC and stock flows	463	185	–60%	7	–128	—

London PM Fix, $/oz	$972	$1,225	26%	$1,109	$1,386	25%

Source: GFMS, LBMA, World Gold Council

          Global jewelry demand has remained strong due to the rising demand from China and India. During the first calendar quarter of 2011, the World Gold Council estimated that the global demand for gold jewelry increased 7% to 556.9 tonnes compared to the first quarter of 2010. Of this, demand in China is estimated to have increased 21% during the same period to a record of 142.9 tonnes and demand in India is estimated to have increased 12% to 206.2 tonnes. These two markets combined are estimated to have accounted for nearly 63% of total gold jewelry demand during the first calendar quarter of 2011, a figure which clearly highlights the dependence on these two key markets during the current period of slow economic growth in Western economies.

          Jewelry demand in the United States and Europe remained expectedly weak during early 2011 as slow economic growth, high unemployment and a high gold price negatively affected the demand for luxury items. In the United States, jewelry demand is estimated to have declined 10% year-on-year during the first calendar quarter, while demand in Europe is estimated to have declined 11% in the same period. Despite the slow demand for gold jewelry from the Western economies, other indicators, such as rising demand for diamonds, offer the prospect of an improving outlook for jewelry demand. As economic conditions continue to improve in Western markets, a resultant increase in demand could further tighten the supply / demand balance for gold.

          Demand for gold as a reserve asset has also improved during early 2011 as central banks have sought to diversify their foreign exchange holdings through the purchase of gold. During the first quarter of 2011, gold purchases by the world’s central bankers are already estimated to have surpassed the purchases of the entire previous year.

          An increase in gold bar demand, included in the table above as investment demand, offset the decline in demand for gold investment products, such as ETFs, and thus investment demand is estimated to have grown 26% during the first calendar quarter of 2011 versus the same quarter in 2010. China became the world’s single largest investment market for gold in the first quarter as inflation fears combined with easier access to gold investment vehicles spurred Chinese retail investment.

          Platinum has not performed as well as other precious metals during the last year, especially during the last six months. Demand for platinum softened further following the Japanese earthquake as automotive production was sharply curtailed due to the closure of many Japanese auto plants and subsequent slowdowns in other countries due to a lack of parts manufactured in Japan. Overall, prices for platinum have improved little as the market has remained well supplied with metal during this period of slow economic growth. Based on the improving nature of the global economic recovery and limited new production growth, it appears that the market is becoming tighter and the supply / demand balance improving, but at a slow pace. At the end of May 2011, ASA maintained 12.1% of the total portfolio invested in platinum group companies and ETFs providing exposure to the platinum and palladium markets. This weighting increased slightly from November 2010 when the sector accounted for 11.8% of the portfolio due to relative outperformance of ASA’s ETF holdings representing platinum and palladium metal over the last 6 months.

Portfolio Changes

          Management continued to seek new investments for the portfolio during the first six months of the 2011 fiscal year. During this period, ASA initiated new positions in Stornoway Diamond Corporation, Centerra Gold Inc. and Centamin Egypt Limited.

          Stornoway Diamond Corporation is a diamond exploration and development company headquartered in Toronto. Stornoway had been under review as a potential investment for nearly three years as ASA monitored management’s progress in the development of the Renard diamond project located in Quebec. The project is currently the subject of a definitive feasibility study due to be completed during the third quarter of 2011. The Canadian Government has committed to construct a new highway within close proximity to the project, facilitating the project’s construction and development. As has been the case with many minerals, demand for diamonds has been growing, especially in India and China where rising incomes are driving increased demand for luxury goods. While the United States remains the largest consumer market for diamonds, De Beers anticipates that, due to the rising income levels in China and India, these two countries will account for more than 50% of incremental demand growth in the world diamond market during the next five years. With few publicly listed diamond mining companies, gaining investment exposure to the diamond market is difficult. ASA management believes that Stornoway should benefit from the strength of the diamond markets and provide high quality, non-conflict stones to the market under the leadership of a strong management and development team.

          Centerra Gold Inc. is engaged in the operation, exploration, development and acquisition of gold properties in Asia and the former Soviet Union. Specifically, the company’s high-grade, low-cost Kumtor mine in the Kyrgyz Republic is particularly attractive and is expanding as the company develops the newer underground deposit. ASA has followed Centerra for several years and has met with the management team numerous times. Several events during the last year have clarified and stabilized Centerra’s investment in the Kyrgyz Republic, effectively lowering the investment risk, and increasing the return potential.

          Centamin Egypt Limited is the only public gold mining company operating in Egypt. Management visited the assets of Centamin a year ago and found the project attractive, but was initially disappointed with the premium valuation attributed to this new producer, especially given the regional political risk. The recent political upheaval in Egypt resulted in a significant decline in the valuation of Centamin, providing an opportunity for ASA to invest. This investment carries greater risk than some, but one that has the potential to do well for ASA investors over the coming years.

          As a closed-end fund, ASA must sell some investments in order to acquire positions in new growth assets. The sales of Compañía de Minas Buenaventura S.A.A., Barrick Gold Corporation, Yamana Gold Inc. and Golden

Star Resources Ltd. were all related to expectations of their potential relative performance during the coming twelve months.

Changes in Portfolio Holdings for the Six months ended May 31, 2011		Shares

Sales:
Compañía de Minas Buenaventura S.A.A. – ADRs		50,000
Yamana Gold Inc.		600,000
Barrick Gold Corporation		50,000
Golden Star Resources Ltd.		750,000

Purchases:
Stornoway Diamond Corporation		1,639,500
Centamin Egypt Limited		3,250,000
Centerra Gold Inc.		175,000

Top 5 Portfolio Holdings as of May 31, 2011	Value	Percent

Newcrest Mining Limited – ADRs	$70,542,454	10.8%
Barrick Gold Corporation	$59,700,000	9.1%
Goldcorp Inc.	$54,195,768	8.3%
Randgold Resources Limited – ADRs	$48,741,612	7.4%
Compañía de Minas Buenaventura S.A.A. – ADRs	$40,105,080	6.1%

Other Matters

          The Board of Directors reviews the discount at which ASA’s shares trade in the market at each meeting of the Board. The Company has conducted two tender offers in the last three years in an effort to reduce the discount. During this same period, the Company has lowered operating expenses, increased shareholder communications, solicited additional research from the investment community, become a more active participant in industry conferences and events and created an investment adviser subsidiary to provide investment management services in the precious metals sector to institutional investors such as pension funds and foundations. The Board of Directors has also authorized the Company to repurchase its shares in the open market at a discount from the net asset value. These repurchases can benefit shareholders by increasing the net asset value per share. The intent of all of these efforts is to improve the market valuation of ASA over time.

          With more than a half-century of experience, ASA continues to provide its shareholders with an investment vehicle concentrated in precious metals and minerals investments worldwide. The investment strategy is to achieve solid returns for shareholders while being mindful of the qualitative factors that make precious metals and mining companies successful over the long term. ASA will continue to adjust the portfolio as management evaluates the companies in which it is invested and analyzes the markets in an ongoing effort to identify future investment opportunities.

          Copies of financial reports of the Company, as well as its latest net asset value, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402, (650) 376-3135 or (800) 432-3378, or may be found on ASA’s website (www.asaltd.com). Shareholders are encouraged to visit the website for other important information about ASA, including press releases, historical NAV, share price and tax related information. Please direct your attention to the availability of the Direct Stock Purchase and Dividend Reinvestment Plan and see pages 21–22 of this report for further information.

David J. Christensen

President, CEO and Chief Investment Officer

July 26, 2011

Forward-Looking Statements

          With the exception of historical information, this report includes forward-looking statements within the meaning of U.S. federal securities laws and are intended to be covered by the safe harbors created thereby. Our actual performance or results may differ from our beliefs, expectations, estimates, goals and projections, and, consequently, you should not rely on these forward looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statement is not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation, the Company’s investment decisions; the performance of the companies in the investment portfolio; economic, political, market and financial factors; and the prices of gold, platinum and other precious minerals which may fluctuate substantially over short periods of time. The Company assumes no obligation to revise, correct or update the forward-looking statements, whether as a result of new information, future events or otherwise.

Schedule of Investments
(Unaudited)

May 31, 2011 and 2010		2011			2010

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Common Shares

Gold and Silver investments Gold mining, exploration, development and royalty companies
Australia
Centamin Egypt Limited, (1)	3,250,000	$6,879,195	1.0%	—	—	0.0%
Newcrest Mining Limited – ADRs	1,665,000	70,542,454	10.8	1,665,000	$45,238,563	8.1

		77,421,649	11.8		45,238,563	8.1

Canada
Agnico-Eagle Mines Limited	525,000	33,967,500	5.2	600,000	35,615,127	6.3
Alacer Gold Corporation, (1)(2)	1,343,400	12,941,582	2.0	1,343,400	6,237,903	1.1
Barrick Gold Corporation	1,250,000	59,700,000	9.1	1,300,000	54,949,737	9.8
Centerra Gold Inc.	175,000	3,216,314	0.5	—	—	—
Detour Gold Corporation, (1)	250,000	7,991,740	1.2	—	—	—
Eldorado Gold Corporation	650,000	10,328,500	1.6	—	—	—
Goldcorp Inc.	1,082,400	54,195,768	8.3	1,082,400	47,140,618	8.4
Golden Star Resources Limited, (1)	—	—	—	750,000	3,145,045	0.6
IAMGOLD Corporation	600,000	12,630,000	1.9	600,000	10,523,696	1.9
Kinross Gold Corporation	1,125,000	17,685,000	2.7	1,125,000	19,731,929	3.5
Lake Shore Gold Corporation, (1)	1,500,000	5,622,094	0.9	—	—	—
NovaGold Resources Inc., (1)	2,307,691	26,446,139	4.0	1,157,691	8,390,351	1.5
NovaGold Resources Inc., $1.50 Warrants, 01/21/13, (1)(3)	—	—	—	2,307,691	13,263,424	2.4
Osisko Mining Corporation, (1)	250,000	3,683,531	0.6	—	—	—
Yamana Gold Inc.	—	—	—	600,000	6,525,610	1.1

		248,408,168	37.9		205,523,440	36.6

Channel Islands
Randgold Resources Limited – ADRs	594,700	48,741,612	7.4	719,700	62,937,765	11.2

Latin America
Compañía de Minas Buenaventura S.A.A. – ADRs	909,000	40,105,080	6.1	1,034,000	37,224,000	6.6

South Africa
AngloGold Ashanti Limited	793,194	36,455,196	5.6	793,194	33,922,665	6.0
Gold Fields Limited	1,629,577	26,790,246	4.1	1,729,577	24,297,792	4.3

		63,245,442	9.6		58,220,457	10.3

United States
Newmont Mining Corporation	520,368	29,437,218	4.5	520,368	28,006,206	5.0
Royal Gold Inc.	210,000	13,024,200	2.0	150,000	7,521,000	1.3

		42,461,418	6.5		35,527,206	6.3

Total gold mining, exploration, development and royalty companies (Cost $199,035,204 – 2011, $174,643,981 – 2010)		520,383,369	79.3		444,671,431	79.2

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (1)(4)	923,200	18,187,564	2.8	400,000	2,297,750	0.4

Total silver mining, exploration and development companies (Cost $6,709,422 – 2011, $2,287,880 – 2010)		18,187,564	2.8		2,297,750	0.4

Total gold and silver investments (Cost $205,744,626 – 2011, $176,931,861 – 2010)		538,570,933	82.1		446,969,181	79.6

Schedule of Investments
(Unaudited) (continued)

May 31, 2011 and 2010	2011			2010

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Platinum and Palladium investments (PGMs) Platinum and Palladium mining companies
South Africa
Anglo Platinum Limited, (1)	345,100	33,025,623	5.0	345,100	34,603,596	6.2
Impala Platinum Holdings Limited	1,322,400	36,740,893	5.6	1,322,400	33,023,790	5.9

		69,766,516	10.6		67,627,386	12.1

United Kingdom
Lonmin PLC – ADRs, (5)	189,700	4,992,297	0.8	189,700	4,654,442	0.9

		74,758,813	11.4		72,281,828	12.9

Exchange Traded Funds – PGMs
ETFS Palladium Trust, (1)	40,000	3,078,400	0.5	40,000	1,836,800	0.3
ETFS Platinum Trust, (1)	10,000	1,816,600	0.3	10,000	1,544,000	0.3

Total platinum and palladium investments (Cost $10,105,591 in 2011 and 2010)		79,653,813	12.1		75,662,628	13.6

Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, (1)	1,639,500	3,859,639	0.6	—	—	—

Total diamond mining, exploration and development companies (Cost $3,928,898)		3,859,639	0.6		—	—

Diversified Mineral Resources Companies
United Kingdom
Anglo American plc, (5) (Cost $1,762,502 in 2011 and 2010)	414,800	20,672,570	3.2	414,800	15,739,164	2.7

Total common shares (Cost $221,541,617 – 2011, $188,799,954 – 2010)		642,756,955	98.0		538,370,973	95.9

Convertible Securities Gold mining companies
Canada
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015 (Cost $5,000,000 in 2011 and $15,000,000 in 2010)	5,000,000	6,865,500	1.0	15,000,000	15,028,500	2.7

Total investments (Cost $226,541,617 – 2011, $203,799,954 – 2010), (6)		649,622,455	99.0		553,399,473	98.6
Cash, receivables, and other assets less liabilities		6,482,045	1.0		7,639,675	1.4

Net assets		$656,104,500	100%		$561,039,148	100%

(1) Non-income producing security.

(2) The Company owned 1,343,400 shares of Anatolia Minerals Development Limited at May 31, 2010. Anatolia Minerals Development Limited and Avoca Resources Limited merged in February, 2011 to form Alacer Gold Corporation. The Company owned 1,343,400 shares of Alacer Gold Corporation at May 31, 2011.

(3) Restricted security.

(4) Restricted security – May 31, 2010 only.

(5) Non-income producing security – May 31, 2010 only.

(6) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2011 were $432,192,812 and $9,111,974, respectively, resulting in net unrealized appreciation on investments of $423,080,838. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2010 were $355,591,020 and $5,991,501, respectively, resulting in net unrealized appreciation on investments of $349,599,519.

ADR – American Depository Receipt

The notes to the financial statements form an integral part of these statements.

Portfolio statistics (unaudited)
May 31, 2011 and May 31, 2010

	2011	2010

Geographic breakdown*
Canada	42.3%	39.7%
South Africa	20.3%	22.4%
Channel Islands	7.4%	11.2%
Australia	11.8%	8.1%
United States	7.2%	6.9%
Latin America	6.1%	6.6%
United Kingdom	3.9%	3.7%

* Geographic breakdowns, which are based on company domiciles, are expressed as a percentage of total net assets and excludes cash.

Statements of assets and liabilities
(Unaudited)

May 31, 2011 and 2010

Assets	2011	2010

Investments, at fair value
Cost $226,541,617 in 2011
$203,799,954 in 2010	$649,622,455	$553,399,473

Cash equivalents	5,651,146	9,422,768

Interest receivable	22,917	68,750

Dividends receivable	294,440	195,000

Receivable for securities sold	1,685,852	—

Other assets	57,821	54,926

Total assets	$657,334,631	$563,140,917

Liabilities

Accounts payable and accrued liabilities	$506,476	$1,343,296
Liability for retirement benefits due to current and future retired directors	723,655	758,473

Total liabilities	$1,230,131	$2,101,769

Net assets	$656,104,500	$561,039,148

Common shares $1 par value
Authorized: 30,000,000 shares
Issued and Outstanding: 19,440,000 shares in 2011 and 2010	$19,440,000	$19,440,000
Share premium (capital surplus)	1,383,180	1,383,180
Undistributed net investment income	22,205,469	22,282,248
Undistributed net realized gain from investments	298,382,300	276,583,263
Undistributed net realized (loss) from foreign currency transactions	(108,387,287)	(108,249,062)
Net unrealized appreciation on investments	423,080,838	349,599,519

Net assets	$656,104,500	$561,039,148

Net asset value per share (Based on outstanding shares of 19,440,000 in 2011 and 2010)	$33.75	$28.86

The closing price of the Company’s shares on the New York Stock Exchange was $30.34 and $25.81 on May 31, 2011 and 2010, respectively.

The notes to the financial statements form an integral part of these statements.

Statements of operations
(Unaudited)

Six months ended May 31, 2011 and 2010

	2011	2010

Investment income
Dividend income (net of foreign withholding taxes of $300,652 and $192,121, respectively)	$2,489,475	$2,394,520
Interest income	142,590	418,662

Total investment income	2,632,065	2,813,182

Expenses
Shareholder reports and proxy expenses	97,946	108,474
Directors’ fees and expenses	131,508	164,427
Retired directors’ fees	52,500	60,000
Investment research	474,383	368,167
Administration and operations	700,581	1,343,175
Fund accounting	86,788	74,138
Transfer agent, registrar and custodian	90,144	57,493
Legal fees	375,525	381,421
Audit fees	46,501	60,666
Professional fees – other	3,926	154,845
Insurance	67,329	60,879
Dues and listing fees	38,473	98,091
Other	38,524	1,352

Total expenses	2,204,128	2,933,128
Less – reduction in retirement benefits due to directors	(34,818)	(78,548)

Net expenses	2,169,310	2,854,580

Net investment income (loss)	462,755	(41,398)

Net realized and unrealized gain from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	13,594,710	23,582,360
Cost of securities sold	9,183,700	5,022,706

Net realized gain from investments	4,411,010	18,559,654

Net realized income (loss) from foreign currency transactions
Investments	—	(725,089)
Foreign currency	5,372	(1,724)

Net realized gain (loss) from foreign currency transactions	5,372	(726,813)

Net increase in unrealized appreciation on investments
Balance, beginning of period	441,099,552	386,318,269
Balance, end of period	423,080,838	349,599,519

Net decrease in unrealized appreciation on investments	(18,018,714)	(36,718,750)

Net unrealized gain on translation of assets and liabilities in foreign currency	14	—

Net realized and unrealized loss from investments and foreign currency transactions	(13,602,318)	(18,885,909)

Net decrease in net assets resulting from operations	$(13,139,563)	$(18,927,307)

The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

	Six months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010

Net investment income (loss)	$462,755	$(192,131)
Net realized gain from investments	4,411,010	42,168,480
Net realized gain (loss) from foreign currency transactions	5,372	(870,410)
Net increase (decrease) in unrealized appreciation on investments	(18,018,714)	54,781,283

Net increase in unrealized gain (loss) on translation of assets and liabilities in foreign currency	14	(14)

Net increase (decrease) in net assets resulting from operations	(13,139,563)	95,887,208
Dividends paid/payable
From undistributed net investment income	(388,800)	(388,800)
From net realized gain from investments	—	(6,220,800)

Net increase (decrease) in net assets	(13,528,363)	89,277,608
Net assets, beginning of period	669,632,863	580,355,255

Net assets, end of period	$656,104,500	$669,632,863

The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Six months ended May 31, 2011 and 2010
(Unaudited)

1. Summary of significant accounting policies ASA Gold and Precious Metals Limited (the “Company”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based the variance between the closing time on the primary exchange and the Valuation Time or on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a fair value, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and fair value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

At May 31, 2011 and May 31, 2010, the Company held investments in restricted securities of 0.0% and 2.8% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as reflecting fair value, as follows:

May 31, 2010 Shares/Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
400,000	$2,287,880	Tahoe Resources Inc.	$5.74	$2,297,750	5/28/2010
2,307,691	$946,153	NovaGold Resources Inc. $1.50 Warrants 01/21/13	$5.75	$13,263,424	1/21/2009

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (“observable inputs”) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (“unobservable inputs”) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.) Where the Company holds securities listed on foreign stock exchanges and ADRs representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 and 2010 in valuing the Company’s investments at fair value:

Investments in Securities Measurements at May 31, 2011

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold and silver investments	$397,903,843	$140,667,090	$—	$538,570,933
Platinum and palladium investments	74,661,516	4,992,297	—	79,653,813
Diamond Mining, Exploration and Development Companies	3,859,639	—	—	3,859,639
Diversified Mineral Resources Companies	—	20,672,570		20,672,570
Convertible Securities
Gold mining companies	—	6,865,500	—	6,865,500

Total	$476,424,998	$173,197,457	$—	$649,622,455

(1) See schedules of investments for country classifications.

Investments in Securities Measurements at May 31, 2010

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold and silver mining companies	$309,887,982	$137,081,199	$—	$446,969,181
Platinum mining companies	67,627,386	4,654,442	—	72,281,828
Diversified Mineral Resources Companies	—	15,739,164	—	15,739,164
Exchange traded funds
PGMs	3,380,800	—	—	3,380,800
Convertible Securities
Gold mining companies	—	15,028,500	—	15,028,500

Total	$380,896,168	$172,503,305	$—	$553,399,473

(1) See schedules of investments for country classifications.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The adoption of ASU No. 2010-06 did not have a material impact on the Company’s financial statements disclosures.

At May 31, 2010, an equity investment amounting to $2,297,750 in Tahoe Resources, Inc. was restricted and classified as Level 2. At May 31, 2011, this investment was no longer restricted, and classified as Level 1.

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash equivalents at May 31, 2011 and 2010 consisted of overnight deposit of excess funds in commercial paper issued by JPMorgan Chase & Co.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statements of operations.

D. Securities Transactions and Investment Income

During the six months ended May 31, 2011, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $13,594,710 and $13,464,958, respectively. During the six months ended May 31, 2010, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,582,360 and $20,115,271, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

F. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars. Certain 2010 expense amounts have been reclassified to conform to the 2011 presentation.

H. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years. As of May 31, 2011 and 2010, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

2. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securi-

ties for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

3. Exemptive order The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon the Company, among other things, complying with certain requirements relating to the custody and settlement of securities outside of the United States in addition to those required of other registered investment companies. These conditions have made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification. As a result, the Company’s investment performance at times may be impacted. The Company has an exemptive application pending with the SEC to modify these conditions. No assurance can be provided however that the SEC will issue an order in connection with such application.

4. Retirement plans The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at May 31, 2011 and May 31, 2010 was $723,655 and $758,473, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors elected on or after January 1, 2008 are not eligible to participate in the plan.

5. Concentration risk The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious metals. The Company also invests a substantial portion of its assets in countries that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

6. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

7. Related parties The Company’s former Chief Financial Officer and Treasurer was appointed to serve in those capacities in February 2009. He is the member/owner of LGN Group, LLC, an entity which provided shareholder and administrative services to the Company. Fees paid to LGN Group, LLC for the periods ended May 31, 2011 and from the date of the former Chief Financial Officer and Treasurer’s appointment to May 31, 2010 were $11,333 and $307,500, respectively. In addition, at May 31, 2010 the Company accrued a $615,000 payment payable upon termination of the Services Agreement between the Company and LGN Group, LLC. The Services Agreement was terminated by the Company on October 31, 2010 and such amount was paid. Rodney Yee, the Company’s current Chief Operating Officer, Chief Financial Officer and Treasurer, was appointed to those positions on September 27, 2010.

On July 23, 2010, the SEC granted the Company no-action relief to organize a wholly-owned investment adviser subsidiary. In reliance on such relief, the Company established ASA Gold and Precious Metals Advisers, LLC as a Delaware limited liability company on December 8, 2010.

8. Compensation matters For the six months ended May 31, 2011, the aggregate remuneration paid to the Company’s officers was $735,000. The aggregate remuneration paid to Company’s directors was $112,250. In addition, $335,032 was accrued for bonuses for the Company’s officers and employees.

9. Operating lease commitment In December 2009, the Company entered into a three-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $144,484 as of May 31, 2011. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

6/1/11-2/29/12	$60,866
3/1/12-2/28/13	83,618

Total	$144,484

10. Stock split During the year ended November 30, 2010, the Company’s Board of Directors approved a 3-for-1 stock split in the form of a stock distribution to shareholders of record at the close of business on April 15, 2010. The additional shares were distributed on May 3, 2010 and trading in the Common Shares on a split-adjusted basis began on May 4, 2010. The Company’s issued and outstanding shares, after giving effect to the stock split and tender offer voted previously, increased from 6,480,000 at the end of November 30, 2009 to 19,440,000 at the end of November 30, 2010. The Company did not conduct a tender offer in its 2010 fiscal year or the six month period ended May 31, 2011.

11. Subsequent event Management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure.

Financial highlights

	(Unaudited) Six months ended May 31		Year ended November 30

	2011	2010	2010	2009 (4)	2008 (4)	2007 (4)	2006 (4)

Per Share Operating Performance

Net asset value, beginning of period/year	$34.45	$29.85	$29.85	$15.79	$28.26	$24.73	$18.64

Net investment income (loss)	.02	—	(.01)	(.01)	.21	.37	.25
Net realized gain from investments	.23	.95	2.17	3.33	6.00	3.63	.44
Net realized gain (loss) from foreign currency transactions	—	(.04)	(.04)	(.26)	(.37)	(.62)	.01
Net increase (decrease) in unrealized appreciation on investments	(.93)	(1.88)	2.82	11.21	(15.89)	.92	5.69
Net unrealized (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(.68)	(.97)	4.94	14.27	(10.05)	4.30	6.39
Dividends
From investment income	(.02)	(.02)	(.02)	(.03)	(.21)	(.37)	(.25)
From net realized gain on investments	—	—	(.32)	(.43)	(.46)	(.40)	(.05)
Capital share transactions:
Effect of tender offer/stock split	—	—	—	.25	(1.75)	—	—

Net asset value, end of period/year	$33.75	$28.86	$34.45	$29.85	$15.79	$28.26	$24.73

Market value per share, end of period/year	$30.34	$25.81	$33.87	$26.52	$14.08	$24.42	$21.40

Total Investment Return
Based on market price per share (1)	(10.36%)	(2.59%)	29.09%	101.15%	(42.12%)	19.02%	31.54%
Based on net asset value per share (2)	(1.96%)	(3.25%)	16.61%	101.97%	(43.91%)	19.19%	34.92%

Ratios to Average Net Assets
Expenses (3)	.65%	1.05%	.89%	.81%	.86%	.53%	.63%
Net investment income (loss)	.14%	(.02%)	(.03%)	(.06%)	.80%	1.44%	1.09%

Supplemental Data
Net assets, end of period/year (000 omitted)	$656,105	$561,039	$669,633	$580,355	$341,095	$813,790	$712,267
Portfolio turnover rate	2.03%	3.75%	10.46%	7.93%	21.33%	12.07%	4.66%
Shares outstanding (000 omitted)	19,440	19,440	19,440	21,240	26,400	28,800	28,800

(1)

Total investment return is calculated assuming a purchase of Common Shares at the closing market price on the first day and a sale at the closing market price on the last day of each period/year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2)

Total investment return is calculated assuming a purchase of Common Shares at the current net asset value on the first day and a sale at the current net asset value on the last day of each period/year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3)

The reduction in retirement benefits due to directors reduced the annualized ratio of expenses to average net assets for the six months ended May 31, 2011 and May 31, 2010 from 0.66% to 0.65% and from 1.08% to 1.05%, respectively. For the year ended November 30, 2009, the annualized ratio of expenses to average net assets was reduced from .87% to .81% for this item.

(4)	Per share amounts and shares outstanding or weighted average shares have been restated to reflect the 3-for-1 stock split that occurred in May 2010.
          See Note 10 to Financial Statements.

The notes to the financial statements form an integral part of these statements.

Report of independent registered public accounting firm

To the Shareholders and the Board of
Directors of ASA Gold and Precious Metals Limited:

          We have reviewed the accompanying statements of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedules of investments, as of May 31, 2011 and May 31, 2010, and the related statements of operations for the six-month periods then ended, the statement of changes in net assets for the six-month period ended May 31, 2011 and financial highlights for the six-month periods ended May 31, 2011 and May 31, 2010. These financial statements, and financial highlights are the responsibility of the Company’s management.

          We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended November 30, 2010 and the financial highlights for each of the five years in the period ended November 30, 2010 and in our report, dated January 21, 2011, we expressed an unqualified opinion on those financial statements and financial highlights.

July 26, 2011	Ernst & Young LLP
New York, N.Y.

Certain tax information for
U.S. shareholders (Unaudited) (1)

          The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

          Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to his Company shares, (2) elects to “mark-to-market” his Company shares as of the close of each taxable year, or (3) makes neither election.

          In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

          As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an

(1)	Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

          If a U.S. shareholder elects to treat the Company as a QEF with respect to his Company shares for the first year he holds those shares, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable-year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution (and taxed as described above). Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

          Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

          A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to him to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

          Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year and may not be revoked without the consent of the Internal Revenue Service (“IRS”). A shareholder of the Company who first held his Company shares after November 30, 2010, and who files his tax return on the basis of a calendar year may make a QEF election on his 2011 federal income tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on that return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

          A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on IRS Form 8621, which must be completed and attached to a timely filed federal income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

          In early 2012, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2011 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his federal income tax return each year. Other U.S. shareholders also must

* For example, the Company paid annual dividends (restated for the 3-for-1 stock split in May 2010) of $0.34, $0.46, and $0.67 per share during 2010, 2009, and 2008, respectively, an average per year of $0.49 per share. Accordingly, any dividends during 2011 in excess of $0.6125 per share (125% of $0.49) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on “qualified dividend income” that individuals receive and instead will be taxed at rates up to 35%.

attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

          The Hiring Incentives to Restore Employment Act of 2010 amended the Internal Revenue Code by adding a new subsection, effective March 18, 2010, that requires U.S. shareholders of a PFIC to file an annual report containing information the IRS requires. In April 2010, the Department of the Treasury and the IRS announced that they were developing guidance regarding those reporting obligations. Recently, they announced that they intend to issue regulations under the new subsection and that the IRS intends to release a revised Form 8621 modified to reflect the requirements thereof. They went on to state that, pending the release of the revised form, the new reporting requirement for taxable years beginning on or after March 18, 2010, is suspended for PFIC shareholders who or that are not otherwise required to file Form 8621 as provided in the current instructions to the form. PFIC shareholders with Form 8621 reporting obligations as provided in those instructions (e.g., upon disposition of stock of a PFIC or with respect to a QEF) must continue to file the current Form 8621 with a return filed before the release of the revised Form 8621.

          Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

          Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Direct stock purchase and dividend reinvestment plan

          Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

          For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

          A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

          Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

          To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

          Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

          The Company is committed to protecting the financial privacy of its shareholders.

          We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

          We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company Officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

Direct registration system

          The Company participates in the Direct Registration System (“DRS”), which enables shareholders to register their Company shares in book-entry form without the issuance of a physical certificate and to transfer those shares electronically. Shareholders may continue to hold stock certificates representing their shares or may convert them to book-entry shares. A brochure which describes the features and benefits of the DRS can be obtained by calling Computershare Trust Company at (781) 575-2879.

Results of proposals presented at the annual general meeting of shareholders

          The following votes were cast at the Annual General Meeting of Shareholders held on March 10, 2011:

Election of Directors
	For	Against	Abstain

David J. Christensen	15,020,483	1,658,811	156,409
Phillip Goldstein	16,334,229	336,607	164,867
Michael L. Mead	16,438,353	243,528	153,822
Andrew Pegge	16,370,091	293,761	171,851
Robert A. Pilkington	15,038,068	1,648,583	149,052

Appointment of Independent Registered Public Accounting Firm
	For	Against	Abstain

Ernst & Young LLP	16,287,577	126,895	421,233

Proposal to change company name
	For	Against	Abstain	Broker Non-Votes

	14,829,845	1,920,713	85,146	0

Proxy voting

          The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2010 are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q

          The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common share repurchases

          Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable and such purchases may occur at times when the discount to net asset value is increasing or decreasing. To date the Company has not repurchased any of its common shares. There can be no assurance that the Company will take such action or that such purchases will reduce the discount.

ASA GOLD AND PRECIOUS METALS LIMITED

DIRECTORS

MICHAEL L. MEAD, Chairman, Non-Executive (U.S.A.)
ASA GOLD AND PRECIOUS METALS LIMITED
DAVID J. CHRISTENSEN (U.S.A.)

PHILLIP GOLDSTEIN, Non-Executive (U.S.A.)

ANDREW PEGGE, Deputy Chairman, Non-Executive
(UNITED KINGDOM–ISLE OF MAN)

ROBERT A. PILKINGTON, Non-Executive (U.S.A.)

OFFICERS

DAVID J. CHRISTENSEN, President, Chief Executive Officer and Chief Investment Officer

RODNEY D. YEE, Chief Financial Officer, Chief Operating Officer and Treasurer

STEVEN M. SCHANTZ, General Counsel, Secretary and Chief Compliance Officer

EXECUTIVE OFFICE / SHAREHOLDER SERVICES

400 S. El CAMINO REAL, SUITE 710
SAN MATEO, CA 94402 U.S.A.
(800) 432-3378

REGISTERED OFFICE

CANON’S COURT
22 VICTORIA STREET	Semi-Annual Report May 31, 2011
HAMILTON HM 12, BERMUDA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP, NEW YORK, NY, U.S.A.

COUNSEL
APPLEBY, HAMILTON, BERMUDA
K&L GATES LLP, WASHINGTON, DC, U.S.A.

CUSTODIAN

JPMORGAN CHASE BANK, N.A.
NEW YORK, NY, U.S.A.

FUND ACCOUNTANTS

KAUFMAN ROSSIN FUND SERVICES, LLC
MIAMI, FL, U.S.A.

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310, U.S.A.

WEBSITE: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

A Closed-end Fund Specializing in Gold and Other Precious Metals Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                    There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 28, 2011.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals

Date: August 5, 2011	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: August 5, 2011	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 5, 2011	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer